Exhibit 99.1

At Fenix Parts:

Scott Pettit

Chief Financial Officer

spettit@fenixparts.com

Investor and Media Inquiries:

Chris Kettmann

Clermont Partners

312-690-6002

ckettmann@clermontpartners.com

Fenix Parts Announces Election of Seth Myones to Board of Directors

WESTCHESTER, IL – November 19, 2015 – Fenix Parts, Inc. (Nasdaq: FENX), a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products, announced today that its board of directors has unanimously elected Seth Myones as a director of the company. Mr. Myones was also appointed to serve on the audit committee, and his election increases the size of the Fenix Parts board to seven.

Mr. Myones served as the Chief Operating Officer and Executive Vice President of Covanta Holding Corporation, a provider of waste-to-energy, waste disposal and renewable energy solutions, from March 2012 through April 2015. Prior to that, he held several positions with Covanta Energy Corp., a wholly-owned subsidiary of Covanta Holding Corporation, including President, Covanta Americas and Senior Vice President of Business Management. Before that, he was Vice President of Waste-to-Energy Business Management at Covanta Projects, Inc. Mr. Myones currently serves on the board of directors and as chairman of the audit committee of Liberty Tire Recycling, LLC, a privately-held tire recycling company.

“We are delighted to welcome Seth Myones to our board of directors,” said Kent Robertson, CEO of Fenix Parts. “Seth is a proven leader with 25 years of operational, financial and management experience in the environmental services and recycling industries, and he will be a key resource as we continue to transform Fenix Parts into a premier auto recycling business. Seth’s appointment is an important part of our strategy to enhance our board of directors with qualified, independent candidates who bring a wealth of relevant experience to our business.”

Mr Myones earned a Bachelor of Science degree in Industrial Engineering from the University of Buffalo, an MBA in Finance from New York University-Stern School of Business, and his CPA license from the State of Maryland.

About Fenix Parts

Fenix Parts is a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products. The company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in 2014 to create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The Fenix companies have been in business an average of more than 25 years and operate from 16 locations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent,” the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.